UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-23042

Archstone Alternative Solutions Fund
 (Exact name of registrant as specified in charter)

360 Madison Avenue, 20th Floor
New York, NY 10017
 (Address of principal executive offices) (Zip code)

Rinarisa Coronel DeFronze, Esq.
A.P. Management Company, LLC
360 Madison Avenue, 20th Floor
New York, NY 10017
 (Name and address of agent for service)

Copies to:
George M. Silfen, Esq.
Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, NY 10036

Registrant's telephone number, including area code: (844) 449-4900

Date of fiscal year end: March 31

Date of reporting period: March 31, 2017

Item 1. Reports to Stockholders.

THE ARCHSTONE ALTERNATIVE SOLUTIONS FUND

Annual Report

March 31, 2017

ARCHSTONE ALTERNATIVE SOLUTIONS FUND
CONTENTS

Report of Independent Registered Public Accounting Firm	1

Schedule of Investments	2
Statement of Assets and Liabilities	3
Statement of Operations	4
Statement of Changes in Net Assets	5
Statement of Cash Flows	6
Financial Highlights	7
Notes to Financial Statements	8

Fund Management	15
Other Information	16
Privacy Policy	17

ARCHSTONE ALTERNATIVE SOLUTIONS FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders Archstone Alternative Solutions Fund

We have audited the accompanying statement of assets and liabilities of Archstone Alternative Solutions Fund (the Fund), including the schedule of investments, as of March 31, 2017, and the related statements of operations and cash flows for the year then ended and the statement of changes in net assets and the financial highlights for the year then ended and for the period from October 1, 2015 (commencement of operations) to March 31, 2016. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments in portfolio funds owned as of March 31, 2017, by correspondence with management or administrators of the underlying portfolio funds. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Archstone Alternative Solutions Fund at March 31, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period from October 1, 2015 (commencement of operations) to March 31, 2016, in conformity with U.S. generally accepted accounting principles.

May 30, 2017
New York, NY

ARCHSTONE ALTERNATIVE SOLUTIONS FUND

SCHEDULE OF INVESTMENTS
March 31, 2017

	Cost	Fair Value	Percentage of Net Assets	Withdrawals Permitted (1)	Redemption Notice Period (1)
Investments in Portfolio Funds:
Alternative Investment Strategy: (2)
Directional: (3)
Discovery Global Opportunity Fund, Ltd.	$1,134,361	$1,200,519	16.47%	Semi-Annual	60 days
Hitchwood Capital Fund, Ltd.	1,143,640	1,151,142	15.79%	Quarterly	75 days
Valinor Capital Partners Offshore, Ltd	768,549	774,350	10.62%	Quarterly	60 days
Luxor Capital Partners Offshore, Ltd., SPV(4)	120,272	123,716	1.70%	Various	Various
Total Directional	3,166,822	3,249,727	44.58%

Non-Directional: (3)
OZ Overseas Fund II, Ltd.	1,350,000	1,470,209	20.17%	Quarterly	30 days
Farallon Capital Offshore Investors, Inc.	1,262,868	1,373,260	18.84%	Semi-Annual	60 days
King Street Capital, Ltd. Side Pocket(4)	22,452	22,775	0.31%	Various	Various
Total Non-Directional	2,635,320	2,866,244	39.32%
Total Investments in Portfolio Funds	$5,802,142	$6,115,971	83.90%

	Shares	Cost	Fair Value	Percentage of Net Assets
Short-Term Investments:
Federated Treasury Obligations Fund, 0.57% (5)	2,877,869	$2,877,869	$2,877,869	39.48%
Total Short-Term Investments		2,877,869	2,877,869	39.48%

Total Investments		$8,680,011	$8,993,840	123.38%

Other Assets Less Liabilities			(1,704,958)	(23.38)%

Net Assets			$7,288,882	100.00%

(1)
Redemption frequency and redemption notice period reflect general redemption terms, and exclude liquidity restrictions. Different tranches may have different liquidity terms and may be subject to investor level gates.

(2)
The Fund’s investment objective is to achieve long-term capital appreciation while attempting to reduce volatility relative to the equity markets. The Fund seeks to accomplish its investment objective by investing its assets primarily in a broad mix of hedge funds and other similar investment vehicles (“Portfolio Funds”) that are managed by a select group of portfolio managers (“Portfolio Managers”) that invest in a variety of financial markets and utilize a broad range of alternative investment strategies. The Fund’s hedge fund investments may primarily include offshore investment vehicles that may subject taxable investors’ capital gains (including unrealized capital gains) to tax at ordinary income rates (See “Certain Tax Matters” in the Fund’s prospectus).

(3)	All Portfolio Funds are domiciled in the Cayman Islands with the exception of: (Farallon and King Street - Domiciled in the British Virgin Islands).

(4)	All or a portion of these investments are held in side-pockets. Subsequent to year-end, the Investment Manager is working to sell these positions.

(5)	These securities are shown at their current rates as of March 31, 2017.

Type of Investment as a Percentage of Total Investments (Unaudited):

See accompanying notes.

ARCHSTONE ALTERNATIVE SOLUTIONS FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2017

Assets
Investments, at fair value (See Note 2):
Portfolio funds (cost $5,802,142)	$6,115,971
Short-term (cost $2,877,869)	2,877,869
Total investments (pledged under loan agreement; see Note 11, cost $8,680,011)	8,993,840

Cash	12,430
Receivable for portfolio funds sold	11,896,609
Receivable from Investment Manager	81,449
Prepaid expenses and other assets	1,229
Total assets	20,985,557

Liabilities
Distribution payable	13,536,565
Professional fees payable	92,875
Advisory fees payable	20,765
Fund shares redeemed	12,430
Line of credit payable	9,452
Accounting and administration expense payable	6,341
Line of credit fees and interest payable	2,569
Other accrued liabilities	15,678
Total liabilities	13,696,675
Net assets	$7,288,882

Net assets consist of:
Paid-in capital	$6,882,056
Distributions in excess of net investment loss (See Note 2)	(463,574)
Accumulated net realized gain on investments	556,571
Accumulated net unrealized appreciation on investments	313,829
Net Assets, Class I*	$7,288,882

Shares outstanding and issued (unlimited shares authorized), Class I shares	2,042,361
Net Asset Value per Share, Class I shares	$3.57

*	Class I is the only class of shares with any assets as of March 31, 2017.

See accompanying notes.

ARCHSTONE ALTERNATIVE SOLUTIONS FUND

STATEMENT OF OPERATIONS
For the Year Ended March 31, 2017

Investment income
Dividend income	$4,352
Total investment income	4,352

Expenses
Offering costs	158,997
Management fees	263,834
Legal expense	225,698
Professional fees	96,584
Accounting and administration fees	75,421
Transfer agent fees	58,551
Line of credit interest expense	52,129
Registration fees	39,166
Line of credit fees	38,915
Directors fees	30,000
Custodian fees	15,865
Compliance fees	9,722
Other fees	33,928
Total expenses	1,098,810
Less: Contractual reimbursement of expenses (See Note 4)	(695,021)
Less: Voluntary waiver of management fees (See Note 4)	(132,796)
Net expenses	270,993
Net investment loss	(266,641)

Net realized and unrealized gain on investments
Net realized gain on investments	655,042
Net change in unrealized appreciation on investments	1,497,227
Net realized and unrealized gain on investments	2,152,269
Net increase in net assets resulting from operations	$1,885,628

See accompanying notes.

ARCHSTONE ALTERNATIVE SOLUTIONS FUND
STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31, 2017	Period Ended March 31, 2016*
Operations:
Net investment loss	$(266,641)	$(68,220)
Net realized gain on investments	655,042	—
Net change in unrealized appreciation (depreciation) on investments	1,497,227	(1,183,398)
Net increase (decrease) in net assets resulting from operations	1,885,628	(1,251,618)

Distributions to shareholders:
Class I shares - Income	(167,102)	(77,066)
Class I shares - Return of capital	(13,536,565)	—
Change in net assets from distributions to shareholders	(13,703,667)	(77,066)

Fund share transactions:
Proceeds from shares issued	175,000	22,905,676
Reinvestment of distributions	118,809	59,382
Cost of shares redeemed	(2,923,262)	—
Net change in net assets from share transactions	(2,629,453)	22,965,058

Net change in net assets	(14,447,492)	21,636,374

Net assets at beginning of year	21,736,374	100,000
Net assets at end of year	$7,288,882	$21,736,374

Distributions in excess of net investment loss (See Note 2)	$(463,574)	$(145,286)

Transactions in shares:
Issuance of shares	18,163	2,291,430
Reinvestment of distributions	11,998	5,980
Redemption of shares	(295,210)	—
Net change in shares	(265,049)	2,297,410

*
The Fund’s commencement of operations date was October 1, 2015. Prior to October 1, 2015, the Fund had been inactive except for matters related to the Fund’s establishment, designation and planned registration. The date of initial share purchase by the Investment Manager was June 15, 2015.

See accompanying notes.

ARCHSTONE ALTERNATIVE SOLUTIONS FUND

STATEMENT OF CASH FLOWS

Year Ended March 31, 2017
Operating activities
Net increase in net assets resulting from operations	$1,885,628
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Sale of investments	20,652,900
Net purchase of short-term investments	(2,422,342)
Net change in unrealized appreciation on investments	(1,497,227)
Net realized gain on investments	(655,042)
Changes in operating assets and liabilities:
Increase in receivable from portfolio funds sold	(11,896,609)
Increase in receivable from Investment Manager	(21,582)
Decrease in prepaid expenses and other assets	18,589
Increase in advisory fees payable	20,765
Increase in fund shares redeemed	12,430
Decrease in line of credit payable	(3,320,392)
Increase in professional fees payable	31,625
Increase in accounting and administration fees payable	91
Decrease in line of credit fees and interest payable	(1,345)
Increase in other accrued liabilities	1,496
Net cash used in operating activities	2,808,985

Financing activities
Proceeds from capital contributions	293,809
Cost of capital withdrawals	(2,923,262)
Distributions To Shareholders	(167,102)
Net cash provided by financing activities	(2,796,555)

Net change in cash	12,430

Cash at beginning of year	—
Cash at end of year	$12,430

Supplemental disclosure of line of credit interest paid	$55,497
Supplemental disclosure of line of credit fees paid	$36,892

See accompanying notes.

ARCHSTONE ALTERNATIVE SOLUTIONS FUND

FINANCIAL HIGHLIGHTS - CLASS I^

	Year Ended March 31, 2017		Period Ended March 31, 2016*
Per Share Operating Performances(1):
Net Asset Value per share, beginning of year	$9.42		$10.00

Change in net assets from operations:
Net investment gain (loss)	(0.15)		(0.03)
Net realized and unrealized loss on investments	1.00		(0.51)
Total change in per share value from investment operations	0.85		(0.54)

Distributions:
Income	(0.07)		(0.04)
Return of capital	(6.63)		—
Total distributions	(6.70)		(0.04)
Net decrease in net assets	(5.85)		(0.58)
Net Asset Value per share, end of year	$3.57		$9.42

Ratios to average net assets and Supplemental Data(2):
Net expenses(3)	1.23	%(4)(5)	0.66	%(6)(7)
Gross expenses	5.00	%(8)	6.39	%(7)(9)
Net investment loss	(1.21%)		(0.66	%)(7)

Total Return	9.03%		(5.43	%)(10)
Portfolio turnover	0.00%		0.00%
Net assets end of year (000's)	$7,289		$21,736

Senior security, end of year (000's)	$9		$3,330
Asset coverage, per $1,000 of senior security principal amount	$772,147	(11)	$7,528	(11)
Asset coverage ratio of senior security	77,215	%(11)	753	%(11)

^	Class I is the only class of shares with any assets as of March 31, 2017.

*
The Fund’s commencement of operations date was October 1, 2015. Prior to October 1, 2015, the Fund had been inactive except for matters related to the Fund’s establishment, designation and planned registration. The date of initial share purchase by the Investment Adviser was June 15, 2015.

(1)	Selected data is for a single share outstanding throughout the period or year.

(2)	The ratios do not include investment income or expenses of the Portfolio Funds in which the Fund invests.

(3)	Includes line of credit interest expense, which is not subject to the expense limitation cap. See Note 4 in the Notes to the Financial Statements for additional information.

(4)	Includes management fees, which are not subject to the expense limitation cap. See Note 4 in the Notes to the Financial Statements for additional information.

(5)
The ratio of net expenses includes $695,021 in contractual waivers and reimbursements representing (3.17)% and $132,796 in voluntary reimbursements representing (0.60)%. See Note 4 in the Notes to the Financial Statements for additional information.

(6)
The ratio of net expenses include $541,567 in contractual waivers and reimbursements representing (4.53)% and $125,308 in voluntary reimbursements representing (1.20)%. See Note 4 in the Notes to the Financial Statements for additional information.

(7)	Annualized for periods less than one year, with the exception of non-recurring organizational costs

(8)	The gross expense ratio net of the voluntary waiver of management fees is 4.40%. See Note 4 in the Notes to the Financial Statements for additional information.

(9)	The gross expense ratio net of the voluntary waiver of management fees is 5.19%. See Note 4 in the Notes to the Financial Statements for additional information.

(10)	Not annualized for periods less than one year.

(11)	Represents value of total assets less all liabilities not represented by the senior security at the end of the period or year divided by senior security outstanding at the end of the period or year.

See accompanying notes.

ARCHSTONE ALTERNATIVE SOLUTIONS FUND

NOTES TO FINANCIAL STATEMENTS
March 31, 2017

1. Organization

Archstone Alternative Solutions Fund (the “Fund”) was organized as a statutory trust under the laws of the State of Delaware on March 4, 2015 and commenced operations on October 1, 2015. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Securities Act of 1933, as a non-diversified, closed-end management investment company. The business and operations of the Fund are managed and overseen by the Board of Trustees (the “Board”).

In February 2017, the Board of Directors in consultation with the A.P. Management Company, LLC (the “Investment Manager”) approved the dissolution of the Fund. Under the plan of liquidation, on or after April 30, 2017, the Fund will distribute substantially all of its cash held, pro rata to all shareholders of the Fund, based on the value of their Fund shares as of March 31, 2017. On or after July 31, 2017 the Fund will distribute substantially all of its cash held, pro rata to all shareholders of the Fund, based on the value of their Fund shares as of June 30, 2017. The Investment Manager shall cause additional pro rata cash distributions to be made as soon as practicable following the Fund’s receipt of cash proceeds from the disposition of the remaining assets of the Fund (the “Remaining Assets”). On or shortly after September 30, 2017, the Fund expects to distribute any Remaining Assets pro rata to the shareholders in complete cancellation and redemption of all outstanding interests in the Fund, minus applicable holdback amounts.

Shares of beneficial interest (“shares”) of the Fund were offered only to “Eligible Investors” and are subject to transfer restrictions (as defined in the Fund’s prospectus). These restrictions are more fully described in Note 3.

2. Significant Accounting Policies

The Fund is an investment company, and as such, these financial statements have applied the guidance set forth in Accounting Standards Codification (ASC) 946, Financial Services—Investment Companies. The following is a summary of significant accounting and reporting policies used in preparing the financial statements.

Use of Estimates
The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of these financial statements requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from such estimates.

Calculation of Net Assets and Net Asset Value per Share
The Fund calculates its net assets as of the close of business on the last business day of each calendar month and the last day of each fiscal period. In determining its net assets, the Fund values its investments as of such month-end or as of the end of such fiscal period, as applicable. The net assets of the Fund equals the value of the total assets of the Fund less liabilities, including accrued fees and expenses, each determined as of the date the Fund’s net assets is calculated. The net asset value per share equals net assets divided by shares outstanding.

Investments in Portfolio Funds
The Fund values its investments in Portfolio Funds at fair value, using the net asset value as a practical expedient, which generally is the Fund’s pro-rata interest in the net assets of the Portfolio Funds. The underlying investments held by the Portfolio Funds are valued at fair value in accordance with the policies established by the Portfolio Funds, as described in their respective financial statements and agreements. Due to the inherent uncertainty of less liquid investments, the value of certain investments held by the Portfolio Funds may differ from the values that would have been used if a ready market existed. The Portfolio Funds may hold investments for which market quotations are not readily available and are thus valued at their fair value, as determined in good faith by their respective Portfolio Managers. Net realized and unrealized gains and losses from investments in Portfolio Funds are reflected in the Statement of Operations. Realized gains and losses from Portfolio Funds are recorded on the average cost basis.

Management of the Portfolio Funds received an annual management fee ranging from 1% to 2% of the Fund’s net asset balance in the Portfolio Funds and an incentive fee ranging from 0% to 20% of the Fund’s net capital appreciation from its investments in Portfolio Funds, as defined by the respective Portfolio Funds’ agreements.

For the year ended March 31, 2017, the aggregate cost of purchases and proceeds from sales of investments in Portfolio Funds were $0 and $20,652,900, respectively.

ARCHSTONE ALTERNATIVE SOLUTIONS FUND

NOTES TO FINANCIAL STATEMENTS
March 31, 2017 (Continued)

Certain Portfolio Funds may hold a portion of their assets as side-pocket investments (the “Side-Pockets”), which have restricted liquidity, potentially extending over a much longer period of time than the typical liquidity an investment in a Portfolio Fund may provide. Should the Fund seek to liquidate its investments in the Side-Pockets, the Fund might not be able to fully liquidate its investment without delay, and such delay could be considerable. In such cases, until the Fund is permitted to fully liquidate its interest in the Side-Pockets, the value of its investment could fluctuate based on adjustments to the fair value of the Side-Pockets. As of March 31, 2017, two of the seven Portfolio Funds had all or a portion of their assets held as Side-Pockets. The fair value of these Side-Pockets as of March 31, 2017 was $146,491 and represented approximately 2.01% of total net assets. Generally, the Investment Manager on behalf of the Fund, seeks to opt-out of side pocket investments, to the extent practicable.

Fair Value of Financial Instruments
In accordance with Accounting Standards Codification (“ASC”) 820, Fair Value Measurement, fair value is defined as the price that the Fund would receive if it were to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions that market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs), and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used by the Portfolio Funds in determining the fair value of the Fund’s investments.

The inputs are summarized in the three broad levels listed below:

Level 1 –	Inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2 –	Inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets and inputs that are observable for the asset or liability, either directly or indirectly.

Level 3 –	Inputs to the valuation methodology are unobservable and significant to the fair value measurement. This includes situations where there is little, if any, market activity for the asset or liability.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Short-term investments represent an investment in a money market fund. Short-term investments are recorded at fair value, which is their published net asset value.

Investments in Portfolio Funds are recorded at fair value, using the Portfolio Funds’ net asset value as a practical expedient.

In May 2015, the Financial Accounting Standards Board (the “FASB”) issued Accounting Standard Update (“ASU”) 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Unit (or Its Equivalent), modifying ASC 820. Under the modifications, investments in private investment funds valued at net asset value are no longer included in the fair value hierarchy. As a result of the Fund’s adoption of ASU 2015-07, investments in Portfolio Funds with a fair value of $6,115,971 are excluded from the fair value hierarchy as of March 31, 2017.

ARCHSTONE ALTERNATIVE SOLUTIONS FUND

NOTES TO FINANCIAL STATEMENTS
March 31, 2017 (Continued)

The following table represents the investments carried at fair value on the Statement of Assets and Liabilities by level within the valuation hierarchy as of March 31, 2017:

Investments	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	NAV As Practical Expedient	Total
Type
Investments in Portfolio Funds*	$—	$—	$—	$6,115,971	$6,115,971
Short-term investments	2,877,869	—	—	—	2,877,869
Total	$2,877,869	$—	$—	$6,115,971	$8,993,840

*	For a detailed breakout of sub-categories, please refer to the Schedule of Investments.

The Schedule of Investments categorizes the aggregate fair value of the Fund’s investments in the Portfolio Funds by domicile, investment strategy, and liquidity.

The Fund discloses transfers between levels based on valuations at the end of the reporting period. There were no transfers between Levels 1, 2 or 3 for the year ended March 31, 2017.

Investment Transactions and Investment Income
Investment transactions are recorded on a trade-date basis. Dividend income is recorded on the ex-dividend date.

Taxation and Distribution to Shareholders
It is the policy of the Fund to qualify as a RIC, if such qualification is in the best interest of its shareholders, by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended (the “IRC”). Under Subchapter M of the IRC, each year that the Fund qualifies as a RIC and distributes to its shareholders generally at least 90% of its “investment company taxable income” (as defined in the IRC, but without regard to the dividends paid deduction and net tax-exempt income), it will pay no U.S. federal income tax on the earnings or capital gains it distributes. This avoids a “double tax” on that income and net capital gains since holders of shares normally will be taxed on the dividends and net capital gains they receive from the Fund (unless their shares are held in a retirement account that permits tax deferral or the holder is otherwise exempt from tax).

For the quarters ended December 31, 2015 and March 31, 2016, the Fund did not adhere to the asset diversification requirements. Nevertheless, the Fund has determined that it is eligible for the statutorily-prescribed cure provisions in order to qualify as a RIC under Subchapter M of the IRC for the tax year ended September 30, 2016. In October 2016, the Investment Manager paid $50,000 on behalf of the Fund in toll taxes to the IRS.

As of June 30, 2016, September 30, 2016, December 31, 2016, and March 31, 2017, the Fund met the asset diversification requirements and expects to continue to do so.

The federal tax cost of investments is adjusted for items of taxable income allocated to the Fund from the Portfolio Funds.

The Fund generally invests its assets in foreign corporations that are classified as passive foreign investment companies (“PFICs”). The Fund has elected to have a tax year end of September 30. The Fund intends to distribute to its Shareholders all of its distributable net investment income and net realized gains on investments in Portfolio Funds. In addition, the Fund intends to make distributions as required to avoid excise taxes. Accordingly, no provision for U.S. federal income or excise tax has been recorded in these financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether it is “more-likely-than-not” (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax

ARCHSTONE ALTERNATIVE SOLUTIONS FUND
NOTES TO FINANCIAL STATEMENTS
March 31, 2017 (Continued)

benefit or expense in the current year. The Fund did not record any tax provision in the current period. If the tax law requires interest and/or penalties to be paid on an underpayment of income taxes, interest and penalties will be classified as income taxes in the income tax expenses in the Statement of Operations, if applicable. During the year, the Fund did not incur any interest or penalties. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three tax year ends, if applicable), on-going analysis of any changes to tax laws, regulations and interpretations thereof.

Additionally, U.S. GAAP requires certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. Permanent differences between book and tax basis are attributable to certain non-deductible expenses for tax purposes, including net investment loss. These reclassifications have no effect on net assets or net asset value per share.

For the period ended September 30, 2016, the following amounts were reclassified:

Paid-in capital	$(16,984)
Accumulated net investment income (loss)	115,455
Accumulated net realized gains (losses) on investments	(98,471)

As of September 30, 2016, the gross unrealized appreciation and depreciation of the Fund’s investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$29,524,124
Gross unrealized appreciation	$234,794
Gross unrealized depreciation	(644,984)
Net unrealized appreciation/(depreciation) on investments	$(410,190)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

The tax basis of distributable earnings as of September 30, 2016, the Fund’s last tax year, shown below represent distribution requirements met by the Fund subsequent to the fiscal tax year end in order to satisfy income tax regulations and losses the Fund may be able to offset against income and gains realized in future years. The capital loss carryforward is not subject to expiration and must first be utilized to offset future realized gains of the same character and must be utilized prior to the utilization of any loss carryforward subject to expiration. The capital loss carryforward will reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax:

Undistributed ordinary income	$153,384
Undistributed long-term capital gains	—
Tax accumulated earnings	153,384
Capital loss carryforward*	(109,846)
Unrealized appreciation (depreciation) on investments	(410,190)
Accumulated net earnings (deficit)	$(366,652)

*	Short-term ($109,846); Long-term ($0)

ARCHSTONE ALTERNATIVE SOLUTIONS FUND
NOTES TO FINANCIAL STATEMENTS
March 31, 2017 (Continued)

The tax character of distributions paid during the fiscal year ended September 30, 2016 were as follows:

2016
Distributions Paid From:
Ordinary income	$77,066
Net long-term capital gains	—
Total distributions paid	$77,066

3. Capital Share Transactions

The Fund is no longer accepting purchase of shares. Shares of the Fund were offered for purchase on a monthly basis in a continuous offering at their net asset value per share, plus, in the case of Class A shares (and if applicable), a sales load of up to 3.00% of the amount invested. The minimum initial investment for Class A shares was $50,000, (subject to reduction at the discretion of an investor’s broker dealer, or other financial intermediary) and additional contributions from existing shareholders could have been made in a minimum amount of at least $10,000, although the Board had the authority to waive such minimums in certain cases. As of March 31, 2017, there are no Class A shares outstanding in the Fund.

In addition, Class I shares of the Fund were only available to investors: (i) who purchased their investment through a discretionary or non-discretionary fee-based advisory or wrap program of a Selling Agent; (ii) who were clients of investment advisers or financial planners that participate in programs operated by Selling Agents through which Class I shares are offered; (iii) who were other customers or clients of Selling Agents or their affiliates, as authorized by the Fund or a Fund agent, in consultation with the Selling Agent; (iv) who had a minimum initial investment of $5,000,000; or (v) who were members or personnel of the Investment Manager or its affiliates, and members of their immediate families and certain other investors as determined by the Fund’s Board. In addition, Class I shares were available for certain investors who previously had an investment in any other product managed by the Investment Manager or its affiliate, Archstone Management Company, LLC. As of March 31, 2017, all outstanding shares in the Fund are Class I shares.

Shares are not redeemable and a shareholder has no right to require the Fund to redeem its shares. During the year ended March 31, 2017, the Fund made two offers to repurchase up to 20% of its outstanding shares at the net asset value as of December 31, 2016 and March 31, 2017. The offer to repurchase shares on March 31, 2017 was subsequently canceled by the Fund’s Board prior to the completion of the offer due to the pending liquidation of the Fund. For the year ended March 31, 2017, 295,210 shares were repurchased in connection with the repurchase offer. The Fund’s Board, in its discretion, must approve each such offer (including the amount of the offer). As the Fund has adopted a plan of liquidation, the Board has determined that the Fund will no longer make any repurchase offers. The Investment Manager will effectuate the distribution of assets as set forth in the plan of liquidation (See Note 1). (See “Repurchase Offers” and “Redemptions and Repurchases of Shares —Repurchase Procedures.” in the Fund’s prospectus.)

4. Investment Advisory Fee and Other Transactions with Affiliates

In consideration of services provided by the Investment Manager, the Fund pays the Investments Manager a monthly management fee based on its average daily net assets and computed at the annual rate of 1.20% on the Fund’s net assets up to (and including) $1 billion, 1.10% on net assets over $1 billion up to (and including) $5 billion, and 1.0% on the Fund’s net assets over $5 billion (the “Management Fee”), which is due and payable in arrears within five business days after the end of each month. This fee is accrued daily as an expense to be paid out of the Fund’s assets and will have the effect of reducing the net asset value of the Fund. The Investment Manager had elected to provide a voluntary waiver of their management fees for the first 12 months (ended September 30, 2016), or the first $100,000,000 of capital raised, whichever came first. For the fiscal year ended March 31, 2017, the Investment Manager received $263,834 in Management Fees.

For the fiscal period ended March 31, 2016 and the fiscal year ended March 31, 2017, voluntarily waived management fees in the amount of $125,308 and $132,796, respectively, are not subject to recoupment by the Investment Manager.

The Investment Manager and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Investment Manager has agreed to pay or absorb the ordinary operating expenses of the Fund (including organization and offering expenses, but excluding Distribution and Shareholder Servicing Fees, interest, brokerage commissions

ARCHSTONE ALTERNATIVE SOLUTIONS FUND
NOTES TO FINANCIAL STATEMENTS
March 31, 2017 (Continued)

and extraordinary expenses of the Fund), to the extent necessary to limit the ordinary operating expense of the Fund, other than the Management Fee, the Distribution and Shareholder Servicing Fee and Acquired Fund Fees and Expenses, to 0.40% per annum of the Fund’s average monthly net assets (the “Expense Limitation”). The Expense Limitation Agreement is in effect for at least one year from the date of commencement and will remain in effect until terminated by the Board. In consideration of the Investment Manager’s agreement to limit the Fund’s expenses, the Fund will carry forward the amount of expenses paid or absorbed by the Investment Manager in excess of the Expense Limitation for a period not to exceed three years from the end of the fiscal year in which they were incurred and will reimburse the Investment Manager such amounts. As of March 31, 2016 and March 31, 2017, $541,567 and $695,021, respectively, in expenses were contractually reimbursed by the Investment Manager and are subject to repayment by the Fund subject to the limitations noted above. As of March 31, 2017, as disclosed on the Statement of Assets and Liabilities, the net receivable from the Investment Manager for expense reimbursements was $60,684.

Each member of the Board who is not an “interested person” of the Fund (the “Independent Trustees”), as defined by the 1940 Act, receives an annual retainer of $20,000. In addition, all Independent Trustees are reimbursed by the Fund for all reasonable out-of-pocket expenses incurred by them in performing their duties. The Independent Trustees fees totaled $30,000 for the year ended March 31, 2017.

5. Organization and Offering Costs

The Fund will bear all expenses incurred in its business and operations. The Investment Manager advanced the Fund’s organizational and initial offering costs and may be subsequently reimbursed by the Fund. Reimbursements to the Investment Manager of organizational and offering costs will be subject to the Expense Limitation Agreement described in Note 4.

Costs incurred in connection with the offering and initial registration of the Fund have been deferred and are amortized on a straight-line basis over the first twelve months after commencement of operations.

Total organization and offering costs for the Fund were $141,045 and $317,994, respectively. Organizational costs were fully expensed by the Fund as of March 31, 2016. Offering costs which were expensed by the Fund as of March 31, 2016 were $158,997, and as of March 31, 2017 the remaining $158,997 of offering costs have also been fully expensed.

6. Administration, Accounting, Compliance Services and Transfer Agent Fees

Pursuant to an agreement between the Fund and UMB Fund Services Inc. (“Administrator”), the Administrator provides administration, fund accounting and compliance services to the Fund. The Fund pays the Administrator a basis point fee, subject to fee minimums, for various administration, fund accounting, investor accounting and taxation services to the Fund as well as certain out of pocket expenses. Pursuant to a separate agreement, UMB Fund Services, Inc. also provides transfer agency services to the Fund.

7. Custodian Fees

UMB Bank, N.A., serves as the custodian for the Fund’s assets and is responsible for maintaining custody of the Fund’s cash and investments and for retaining sub-custodians to maintain custody of foreign securities held by the Fund. Fees and expenses of the Custodian are paid by the Fund.

8. Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

9. Exemptive Relief

The Fund submitted an exemptive application to the Securities and Exchange Commission (the “SEC”) on July 14, 2015 to permit the Fund to offer multiple classes of shares (the “Exemptive Application”). Effective September 11, 2015, the relief requested in the Exemptive Application was granted by the SEC (the “Exemptive Order”), and the Fund began offering Class A and Class I shares upon the Fund’s commencement of operations.

ARCHSTONE ALTERNATIVE SOLUTIONS FUND
NOTES TO FINANCIAL STATEMENTS
March 31, 2017 (Continued)

10. Derivative Financial Instruments and Concentrations of Credit Risk

For the year ended March 31, 2017, the Fund had no direct commitments to purchase or sell securities, financial instruments, or commodities relating to derivative financial instruments. The Fund may have indirect commitments that arise through positions held by Portfolio Funds in which the Fund invests. However, as a shareholder in these Portfolio Funds, the Fund’s risk is limited to the current value of its investment, which is reflected in the Statement of Assets and Liabilities and the Schedule of Investments.

To the extent that the Portfolio Funds have large concentrations of investments and derivatives in specific industries or geographic markets, future performance could be impacted by liquidity and market condition changes related to such investments and derivatives.

The Investment Manager has no knowledge of any financial institution, brokerage firm, or other trading counterparty with which the Fund had a concentration of direct credit risk relating to any direct trading activity for the year ended March 31, 2017.

11. Bank Loan Payable

On October 28, 2015, the Fund entered into a note purchase agreement (the “facility”) with Credit Suisse International as Paying Agent, Collateral Agent and Variable Funded Note (“VFN”) Purchaser. As of March 31, 2017, the maximum borrowing capacity under the agreement is $8,000,000 and borrowings under the facility are secured by the entire investment portfolio valued at $9,006,270.

The facility’s interest rate is based on the 90 day LIBOR for U.S. dollars plus 1.65%, calculated on the authorized amount outstanding. The facility has an unused notional fee of 0.72% multiplied by an amount equal to the notional limit of the VFN Purchaser minus the outstanding amount. The facility was granted for a period of two years and may be renewed thereafter, provided the parties agree on the terms and conditions. The facility matures on October 31, 2017. On April 28, 2017, the Investment Manager terminated the facility, at which point all interest and fees were paid. For the year ended March 31, 2017, the average interest rate, the average daily balance, and the maximum balance outstanding in the facility was 2.49%, $2,165,676 and $7,853,244 respectively. As of March 31, 2017, $12,021, which includes interest and fees payable, is outstanding.

12. Subsequent Events

Subsequent events have been evaluated from March 31, 2017 through May 30, 2017, the date on which the financial statements are available for issuance.

On April 28, 2017, the Investment Manager terminated the credit facility with Credit Suisse International (See Note 11).

Under the plan of liquidation adopted by the Board, on May 3, 2017, the Fund distributed $13,536,564.93, pro rata to all shareholders of the Fund, based on the value of their Fund shares as of March 31, 2017.

ARCHSTONE ALTERNATIVE SOLUTIONS FUND
FUND MANAGEMENT (Unaudited)

The identity of the Board members and brief biographical information as of March 31, 2017 is set forth below. The Fund’s Statement of Additional Information includes additional information about the Board members and is available, without charge, by calling 1-888-268-0333.

INDEPENDENT DIRECTORS
Name, Address** And Date Of Birth	Position(s) Held With The Fund	Term Of Office And Length Of Time Served	Principal Occupation(s) During Past 5 Years And Other Directorships Held By Trustee	Number Of Portfolios In Fund Complex Overseen By Trustee	Other Trusteeships/ Directorships Held by Trustee
Anthony Artabane, May 6, 1954	Trustee; Chairman of Audit Committee	Indefinite; Since Inception	Managing Member Anthony Artabane CPA LLC (currently); Partner for 25 years with PWC (retired in 2013)	1	None

INTERESTED DIRECTORS AND OFFICERS
Name, Address* And Date Of Birth	Position(s) Held With The Fund	Term Of Office And Length Of Time Served	Principal Occupation(s) During Past 5 Years And Other Directorships Held By Trustee or Officer	Number Of Portfolios In Fund Complex Overseen By Trustee Or Officer
Joseph Pignatelli, July 28, 1962	Chairman of the Board of Trustees; President	Indefinite; Since Inception	President-The Archstone Partnerships	1
Andrew Small, December 2, 1965	Treasurer	Indefinite; Since Inception	Chief Financial Officer-The Archstone Partnerships	1
Rinarisa Coronel DeFronze, November 13, 1976	Secretary/ Chief Compliance Officer	Indefinite; Since Inception	General Counsel & Chief Compliance Officer-The Archstone Partnerships; Assistant General Counsel & Compliance Officer of Alden Global Capital LLC (June 2010-April 2013)	1

*	Spencer Boggess resigned on November 14, 2016.

**	All addresses c/o Archstone Alternative Solutions Fund, 360 Madison Avenue, 20th Floor, New York, NY 10017.

ARCHSTONE ALTERNATIVE SOLUTIONS FUND
OTHER INFORMATION (Unaudited)

Information on Proxy Voting

A description of the policies and procedures that Archstone Alternative Solutions Fund uses to determine how to vote proxies, and information regarding how Archstone Alternative Solutions Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling 1-844-449-4900, and on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Report Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ARCHSTONE ALTERNATIVE SOLUTIONS FUND
PRIVACY POLICY (Unaudited)

An important part of our commitment to you is our respect to your right to privacy. Protecting all of the information we are either required to gather or which accumulates in the course of doing business with you is a cornerstone of our relationship with you. This Privacy Notice sets forth the policies of Archstone Alternative Solutions Fund (the “Fund”) with respect to the collection, sharing and protection of non-public personal information of the Fund’s investors, prospective investors and former investors. These policies may be changed at any time, provided that a notice of such change is given to you. Please read this Privacy Notice carefully to understand what we do.

We collect personal information about you (such as your name, address, social security or tax identification number, assets and income) in the course of doing business with you or from documents that you may deliver to us or to an agent of the Fund. We may use this information to effectively administer our customer relationship with you. It also permits us to provide efficient, accurate and responsive service, to help protect you from unauthorized use of your information and to comply with regulatory and other legal requirements. These include those related to institutional risk control and the resolution of disputes or inquiries.

We do not disclose any nonpublic, personal information about the Fund’s investors, prospective investors or former investors to third parties, except as permitted or required by law. We maintain physical, electronic and procedural safeguards to protect such information, and limit access to such information to those employees who require it in order to provide services to you.

To service your account and effect transactions, we may provide your personal information to our affiliates and to non-affiliate firms (i.e., companies not related by common ownership or control) that assist us in servicing your account and have a need for such information, such as a broker or administrator. We may also disclose such information to service providers and financial institutions with whom we have marketing arrangements. We require third party service providers and financial institutions with which we have marketing arrangements to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them. We do not otherwise provide information about you to outside firms, organizations or individuals except to our attorneys, accountants and auditors and as permitted by law.

It may be necessary, under anti-money laundering or other laws, to disclose information about you in order to accept your purchase order. Information about you may also be released if you so direct, or if we, or an affiliate, are compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation.

We are committed to upholding these privacy policies. We will notify you on an annual basis of our policies and practices in this regard and at any time that there is a material change thereto.

THE ARCHSTONE ALTERNATIVE SOLUTIONS FUND

Board of Trustees

Joseph Pignatelli
Anthony Artabane

Investment Manager

A.P. Management Company, LLC
360 Madison Avenue, 20th Floor
New York, New York 10017

Administrator, Dividend Paying Agent, and Transfer Agent

UMB Fund Services
235 West Galena Street
Milwaukee, Wisconsin 53212

Custodian

UMB Bank, n.a.
928 Grand Boulevard
Kansas City, MO 64106

Distributor

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

Independent Auditors

Ernst & Young LLP
5 Times Square
New York, New York 10036

This report has been prepared for the general information of the shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The Fund’s prospectus contains more complete information about the objectives, policies, expenses and risks of the Funds. The Fund is not a bank deposit, not FDIC insured and may lose value. Please read the prospectus carefully before investing or sending money.

This report contains certain forward looking statements which are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Forward looking statements generally include words such as ‘‘believes’’, ‘‘expects’’, ‘‘anticipates’’ and other words of similar import. Such risks and uncertainties include, among other things, the Risk Factors noted in the Fund’s filings with the Securities and Exchange Commission. The Fund undertakes no obligation to update any forward looking statement.

Item 2. Code of Ethics.

The Archstone Alternative Solutions Fund (the “Registrant”) has a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and chief financial officer. During the period covered by this report, there were no amendments to the provisions of the Code, nor were there any implicit or explicit waivers to the provisions of the Code. The Code is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Anthony Artabane possesses the technical attributes to qualify as an “audit committee financial expert” serving on the Registrant’s audit committee and designated Mr. Artabane as “audit committee financial expert.” Mr. Artabane is independent under the standards set forth in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The aggregate fees billed for professional services by Ernst & Young LLP during the fiscal years 2016 and 2017 were as follows:

(a) Audit Fees.

Fiscal year ended March 31, 2017: $78,000
Fiscal year ended March 31, 2016: $60,000

(b) Audit-Related Fees.

Fiscal year ended March 31, 2017: $5,000
Fiscal year ended March 31, 2016: $0

(c) Tax Fees. These are fees billed for professional services rendered by the Registrant’s independent auditors for tax compliance, tax advice, and tax planning.

Fiscal year ended March 31, 2017: $17,500
Fiscal year ended March 31, 2016: $1,000

(d) All Other Fees.

Fiscal year ended March 31, 2017: $0
Fiscal year ended March 31, 2016: $0

(e) Audit Committee’s pre-approval policies and procedures.

(1)
The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.

(2)
Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X: 100% of these fees were approved by the Audit Committee as required pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) None.

(g) Other Non-Audit Services

Fiscal year ended March 31, 2017: $17,500
Fiscal year ended March 31, 2016: $1,000

These are fees billed for professional services rendered to the Registrant by the Registrant’s independent auditors for tax compliance, tax advice, and tax planning. During the fiscal years ended March 31, 2016 and March 31, 2017, there were no other non-audit services rendered by the Registrant’s independent auditors to the Registrant, its investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Board of Trustees of the Registrant has adopted the Proxy Voting Procedures of A.P. Management Company, LLC (the “Adviser”), the Registrant’s investment adviser, as the Registrant’s Proxy Voting Procedures. Subject to the oversight of the Registrant’s Board of Trustees, the Registrant has delegated responsibility to the Adviser to vote any proxies the Registrant may receive. The Adviser’s general policy is to vote proxy proposals, amendments, consents or resolutions relating to the Registrant in a manner that serves the best interests of the Registrant.

The Adviser votes proxy proposals, amendments, consents or resolutions (collectively, “proxies”), on behalf of the Registrant, relating to the Registrant’s investments in portfolio funds (and any other Registrant investments), in a manner that seeks to serve the best interests of the Registrant. The Adviser has guidelines addressing how it votes proxies with regard to specific matters. In general, the Adviser seeks to resolve any potential conflicts of interest associated with any proxy by applying the foregoing general policy of seeking to serve the best interests of the Registrant. Because the Registrant purchases and holds interests in portfolio funds, it is common for the Adviser to receive requests soliciting votes or consent for amendments or resolutions affecting the governance of portfolio funds that are not easily classified as proxies in the traditional sense. As such, the Adviser will treat a request from a portfolio fund as a proxy when it involves a request to exercise the Registrant’s voting authority on, without limitation, proposed amendments to a limited partnership agreement, operating agreement or a memorandum and articles of association, as the case may be, or voting in connection with an annual or special meeting of investors, in each case where the Registrant’s vote is counted towards the calculation of whether a quorum or threshold set by the portfolio fund has been achieved. Specific investor rights or elections requested by portfolio funds which are not dependent on how other investors vote, such as, without limitation, a choice between acceptance of new terms or an early right of redemption, invitations to invest or transfer to new or changed share classes, or tender offers that are individually exercisable by an investor will not be considered proxies, although they will be exercised in best interest of the Registrant. In addition, the Adviser may waive the Registrant’s voting rights attributable to the Registrant’s interests in portfolio funds. The Adviser may abstain from voting all together in the event of a material conflict of interest or under certain other circumstances.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) and Description of Role of Portfolio Manager(s).

As of the date of filing, Joseph Pignatelli and Alfred Shuman are the Co-Portfolio Managers, and Mark Smith is the Deputy Portfolio Manager, and are primarily responsible for the day-to-day portfolio management of the Registrant.

Joseph S. Pignatelli is a Co-Portfolio Manager (as well as the Principal Executive Officer and a Trustee) of the Registrant and the President and Co-Portfolio Manager of the Adviser and Archstone Management Company, LLC (together, “The Archstone Partnerships”), which is under common control with the Adviser, both of which manage other vehicles/accounts in accordance with an investment strategy that is substantially similar to that of the Registrant. (The Adviser and Archstone Management Company, LLC are registered as investment advisers with the SEC.) He is also a Member of each of The Archstone Partnerships. Additionally, he has been a Director of Archstone Offshore Fund, Ltd., Archstone Absolute Return Strategies Fund, Ltd., and Archstone Equity Strategies Fund, Ltd. since their formations. He has over 31 years of investment management experience. Mr. Pignatelli directs the ongoing operations of the Adviser and all related investment entities, including all management and financial matters. His responsibilities also include investment policy, portfolio management, and manager selection and he is a member of The Archstone Partnership’s Executive Committee, Investment Committee, and Research Committee. He received his B.B.A. in management and information systems from Pace University. He earned an M.S. in finance from Baruch College, Zicklin School of Business. Mr. Pignatelli currently serves as a Trustee of the Baruch College Fund and is a member of the Investment Committee of the Baruch College Fund.

Alfred Shuman is a Co-Portfolio Manager of the Registrant. In 1990, Mr. Shuman founded The Archstone Partnerships, of which he is the Managing Member, Chairman of the Executive Committee and Co-Portfolio Manager. Mr. Shuman has 51 years of investment experience. He graduated from Phillips Academy in Andover, Massachusetts, earned his A.B. at Harvard College in 1961 and his M.B.A. at Harvard Business School in 1963. Since graduation, he has been consistently employed in the investment industry. Mr. Shuman was named a Managing Director of Bear Stearns in 1978. In 1983, he founded the first of three event-driven hedge funds. Mr. Shuman is a member of the Investment Committee of the Andover Endowment Fund. He has been a Trustee of the Valley View School for Boys in North Brookfield, Massachusetts for nineteen years. He is a National Director Emeritus of Outward Bound U.S.A. and has been a Trustee for seventeen years and has served as Chairman of its Investment Committee. Mr. Shuman is a Trustee and Chairman of the Executive Committee of New York City Center and Trustee of the Central Park Conservancy. He is an avid photography collector and is a member of the Acquisitions Committee of the International Center of Photography in New York City and the Santa Barbara Art Museum. Mr. Shuman also maintains a Foundation to promote research of orphan diseases and supports laboratories at two hospitals in the New York area.

Mark Smith is the Deputy Portfolio Manager of the Registrant. He has over 16 years of investment management experience. He manages the research process at The Archstone Partnerships, including due diligence, manager evaluation, and quantitative analysis, and is a member of The Archstone Partnership’s Research Committee. Additionally, he supports the Co-Portfolio managers, Joseph S. Pignatelli and Alfred Shuman in managing The Archstone Partnership’s various portfolios. He acts as the liaison between the Investments and the Investor Services groups within The Archstone Partnerships. Prior to joining The Archstone Partnerships in January 2008, Mr. Smith spent five years as a Vice President and Strategy Specialist in the Hedge Fund Investments group of Northwater Capital Management, Inc., a multi-billion dollar fund of hedge funds company. From 1998 to 2000, Mr. Smith was an Assistant Portfolio Manager at Southport Management Group, Inc., a convertible arbitrage hedge fund. Mr. Smith is a CFA charter holder and a member of the New York Society of Security Analysts. Mr. Smith is a graduate of St. Paul’s School in Concord, NH. He received his B.A. in Economics from Wesleyan University and his M.B.A. from Columbia Business School. Mr. Smith currently serves as a Member of the St. Paul's School Alumni Association Executive Committee.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest.

Registered Investment Companies Managed by each of the Portfolio Managers*
Number Total	Total Assets	Number with Performance Based Fees	Total Assets with Performance-Based Fees
0	0	0	0
Pooled Investment Vehicles Managed by each of the Portfolio Managers
Number Total	Total Assets	Number with Performance Based Fees	Total Assets with Performance-Based Fees
7	$1,302.4MM	6	$906.3MM

As of March 31, 2017:

*	Not including the Fund.

A material conflict may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund. The Adviser’s portfolio management team may manage other accounts with investment strategies substantially similar to the Registrant, including other investment companies, pooled investment vehicles and separately managed accounts. Fees earned by the Adviser may vary among these accounts and the Adviser’s portfolio managers may personally invest in these accounts. These factors could create conflicts of interest because the Adviser’s portfolio managers may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Registrant. A conflict may also exist if the Adviser’s portfolio managers identify a limited investment opportunity that may be appropriate for more than one account, but the Registrant is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the Adviser’s portfolio managers may execute transactions for another account that may adversely impact the value of securities held by the Registrant. However, the Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Adviser’s portfolio managers are generally managed in a similar fashion and the Adviser has a policy that seeks to allocate opportunities on a fair and equitable basis. Even though the Registrant employs a substantially similar program as other funds managed by the Adviser, the trading may not be in pari passu, for a number of reasons, including but not limited to timing and amounts of redemptions/tender requests. In fact, not only may they not trade in pari passu but there may be instances in which funds with substantially similar investment programs may engage in opposite transactions.

(a)(3) Compensation Structure of Portfolio Manager(s).

As of March 31, 2017, Mr. Pignatelli receives a salary based on a formula tied to the profitability of The Archstone Partnerships. As a member of the Adviser, he also receives earnings from the Adviser. Mr. Shuman, as a member of the Adviser, receives earnings from the Adviser. Mr. Smith receives a base salary and a discretionary bonus. As a member of the Adviser, he also receives earnings from the Adviser. The level of their profitability in turn is dependent on the advisory fees (including any performance fees and allocations) received from the Registrant and other advisory clients.

(a)(4) Disclosure of Securities Ownership.

The following table sets forth the dollar range of equity securities beneficially owned by the Portfolio Managers in the Registrant as of March 31, 2017:

Co-Portfolio Manager	Dollar Range of Registrant Shares Beneficially Owned
Joseph Pignatelli	$539,419

Co-Portfolio Manager	Dollar Range of Registrant Shares Beneficially Owned
Alfred Shuman	$1,804,076

Deputy Portfolio Manager	Dollar Range of Registrant Shares Beneficially Owned
Mark Smith	$0

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES
Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (of Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Mar. 1-31, 2016	0	0	0	0
Apr. 1-28, 2016	0	0	0	0
May. 1-31, 2016	0	0	0	0
Jun. 1-30, 2016	0	0	0	0
Jul. 1-31, 2016	0	0	0	0
Aug. 1-31, 2016	0	0	0	0
Sep. 1-30, 2016	0	0	0	0
Oct. 1-31, 2016	0	0	0	0
Nov. 1-30, 2016	0	0	0	0
Dec. 1-31, 2016	295,210	9.90	0	0
Jan. 1-31, 2017	0	0	0	0
Feb. 1-28, 2017	0	0	0	0
Total	295,210	9.90	0	0

On September 16, 2016 and December 15, 2016 the Registrant offered to repurchase up to 20% of the Registrant’s total outstanding shares, or 465,115 and 408,472 shares, respectively, pursuant to its periodic repurchase plan. On or about February 6, 2017 the Registrant’s Board of Trustees cancelled the December 15, 2016 repurchase offer prior to completion, pursuant to a plan of liquidation which was concurrently approved. The September 16, 2016 repurchase offer expired on October 17, 2016.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s principal executive officer and chief financial officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act. Based on their review, such officers have concluded that the disclosure controls and procedures were effective in ensuring that information required to be disclosed in this report was appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service providers.

(b)
There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1)	Code of Ethics. Filed herewith.

(a) (2)	Certifications required pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a) (3)	Not applicable.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Archstone Alternative Solutions Fund

/s/ Joseph Pignatelli
By: Joseph Pignatelli
Principal Executive Officer, Trustee
June 9, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Joseph Pignatelli
By: Joseph Pignatelli
Principal Executive Officer, Trustee
June 9, 2017

/s/ Andrew Small
By: Andrew Small
Chief Financial Officer
June 9, 2017